Click to edit Master title style EXHIBIT 99.1 Business Update June 26-27, 2017

2 Safe Harbor Statement Many factors impact forward-looking statements including, but not limited to, the following: impact of regulation by the EPA, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; impact of volatility of prices in the oil and gas markets on DTE Energy's gas storage and pipelines operations; impact of volatility in prices in the international steel markets on DTE Energy's power and industrial projects operations; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy's energy trading operations; changes in the financial condition of DTE Energy's significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; the cost of protecting assets against, or damage due to, cyber crime and terrorism; employee relations and the impact of collective bargaining agreements; the risk of a major safety incident at an electric distribution or generation facility and, for DTE Energy, a gas storage, transmission, or distribution facility; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; implementation of new information systems; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the Forward-Looking Statements section of the joint DTE Energy and DTE Electric 2016 Form 10-K and 2017 Form 10-Q (which section is incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric.

3 • Overview • Long-Term Growth Update • Financial Update • Summary

4 Success tied to our system of priorities DTE Energy overview Fortune 300 company Leader in continuous improvement DTE is Michigan’s largest investor in and producer of renewable energy Top quartile in residential customer satisfaction for both DTE Electric & DTE Gas Michigan’s largest investor in and producer of renewable energy Employees volunteered over 21,000 hours to 300+ organizations in 2016 * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix DTE operations $924M - $980M 2017 operating earnings* guidance ~$20B market cap 10,000 employees DTE headquarters

5 Growth is driven by strong, stable utilities and complementary non-utility businesses DTE Electric • Electric generation and distribution • 2.2 million customers • Fully regulated Growth driven by infrastructure investments aimed at improving customer reliability Growth driven by strategic opportunities 75%-80% Utility 20%-25% Non-Utility DTE Gas • Natural gas transmission, storage and distribution • 1.3 million customers • Fully regulated Gas Storage & Pipelines • Transport, store and gather natural gas • 5 pipelines, 91 Bcf of storage Power & Industrial Projects • Own and operate energy related assets • 68 sites, 17 states Energy Trading • Active physical and financial gas and power marketing company DTE earnings are 90-95% regulated or contracted

6 Our business strategy is fundamental to creating value for investors  Infrastructure investments drive regulated utility growth  Strategic and transparent growth opportunities in non-utility businesses provide diversity in earnings and geography  Constructive regulatory structure and continued cost savings enable utilities to earn their authorized returns  Distinctive operational excellence and customer satisfaction deliver service integrity  Strong BBB credit rating supports dividend and EPS growth 5%-7% Operating EPS* growth target ~7% dividend growth targeted in 2018 and 2019 Premium total shareholder return Strong balance sheet * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

7 Employee and customer focus provides a solid framework for success 7  Received Gallup’s Great Work Place Award for the 5th consecutive year  Received AGA Safety Achievement Award for the 2nd year in a row  Top quartile in residential customer satisfaction* for both DTE Electric and DTE Gas * J.D. Power 2016 Gas/Electric Utility Residential Customer Satisfaction Study(sm)(large providers). Visit jdpower.com

8 Continuous improvement has enabled us to be an industry leader in cost management * Source: SNL Financial, FERC Form 1; major US Electric Utilities with O&M greater than $800 million; excluding fuel and purchased power ** Source: SNL Financial, FERC Form 2; gas distribution companies with greater than 300,000 customers; excluding production expense Electric Peers* Gas Peers** 2008 to 2015 Change in O&M Costs 82% 92% Average 34% Daily focus on problem solving  Metrics drive progress  Scorecards monitor success DTE Gas -5% DTE Electric -3% Average 22%

9 Average Annual Residential Bill DTE Electric Maintain customer affordability while significantly investing in our utilities $1,200$1,223 2012 2013 2014 2015 2016 2017E Average Annual Residential Bill* DTE Gas $826 $910 2012 2013 2014 2015 2016 2017E 9% (dollars) * Assumes normal weather Flat

10  Minimal regulatory lag  Solid ROEs  Unique recovery mechanisms Source: Barclays, February 2017 Top Tier Michigan’s regulatory environment is one of the most constructive in the United States

11 • Overview • Long-Term Growth Update • Financial Update • Summary

12 2017 – 2021 Plan 2012 – 2016 $12 billion $13.5 billion 2017 – 2021 Capital Plan Electric ................ $8.4 billion Distribution infrastructure, new generation, replacement Gas ...................... $1.8 billion Base infrastructure, NEXUS related, main replacement GSP ......... $2.2 to $2.8 billion Expansions, NEXUS P&I .......... $0.6 to $1.0 billion Cogeneration, on-site energy +12.5% Growth through 2021 fueled by investment in utility infrastructure and generation along with midstream opportunities

13 DTE Electric overview Transitioning to cleaner energy $8.4B 5 year capital plan (2017-2021) $15.6B 2016 rate base 47,000 miles distribution lines 2.2M customers DTE Electric service territory Founded 1886 * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix $610M - $624M 2017 operating earnings* guidance

14 Generation and distribution infrastructure replacement will continue to improve service to customers over the next 10 years DTE Electric Investment New generation • Replace remaining coal with cleaner energy Distribution infrastructure • Move electric reliability to 1st quartile Replacement and other • Reduce costs through productivity and efficiency improvements 2012 – 2016 2017 – 2021 $7.4 billion $8.4 billion $9.8 billion 53% 2016 2030 Scenario* Electric Capacity Shift (% of GW) Renewables Gas Coal 15% 10% 22% 30%- 45% 15%- 30% 25% 15% 40%- 45% 40%- 45% 15% 2040 Scenario* Nuclear/Other * Timing and mix subject to change 2022 – 2026

15 Committed to providing cleaner energy to our customers and will be coal-free by 2040 Retirements* Additions* Solar * Timing and mix subject to change ** Approximate capacity 3,500 MW natural gas and 6,000 MW renewables Natural Gas Wind Up to ~ 9,500 MW** 2017 - 2023 2024 - 2030 2031 - 2040 River Rouge St. Clair Trenton Belle River Monroe ~2,100 MW ~1,000 MW ~3,100 MW

16 Distribution investments continue to drive reliability and increase customer satisfaction • Upgraded nearly 20% of circuits since 2013 • Impact 33% of circuits by the end of 2020, improving reliability on impacted circuits by up to 70% Infrastructure Resilience • Major investments planned at 20-25 substations by 2021 to address load growth and aging infrastructure Infrastructure Redesign Technology Enhancements • Remote monitoring capability more than doubled from 2015 to 2016 with 100% capability planned by 2019 Tree Trimming • Enhanced program has resulted in a 70% reliability improvement on trimmed circuits

17 DTE Gas overview $143M – $151M 2017 operating earnings* guidance 1.3M customers $3.7B 2016 rate base DTE Gas service territory Founded 1849 $1.8B 5 year capital plan (2017-2021) * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 139 Bcf storage capacity Replacing 4,000 miles of cast iron and unprotected distribution main 19,000 miles distribution main

18 Infrastructure renewal and replacement improves service to customers over the next 10 years DTE Gas Investment Base infrastructure • Transmission, compression, distribution, storage Main replacement • Strengthen gas infrastructure by reducing planned main replacement cycle by half NEXUS related compression 2012 – 2016 2017 – 2021 $1.4 billion $1.8 billion 2022 – 2026 $1.7 billion

19 Replacing aging infrastructure achieves a fundamental shift in performance, cost and productivity at DTE Gas Pipeline Integrity Main Replacement Meter Move Out • Strengthens the system - decreasing the potential for system failures • Systematically replaces poor performing unprotected main - minimizing leaks and improving customer satisfaction • Drives productivity - reducing manual meter reading costs

20 Gas Storage & Pipelines (GSP) overview $90 – 100M 2017 Operating Earnings Guidance $2.2B – $2.8B 5 year capital plan (2017-2021) Serves markets in Midwest, Northeast, and Mid-Atlantic $140M – $150M 2017 operating earnings* guidance Transport, store and gather natural gas 5 pipelines, 1,600 miles of pipe and gathering lines * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix ??? 91 Bcf of storage

DTE Energy

Asset portfolio with multiple growth platforms


Michigan Gathering
DTE Storage
DTE Gas
Vector Pipeline
NEXUS Pipeline
Utica Shale
Marcellus Shale
Millennium Pipeline
Bluestone Pipeline & Gathering
Tennessee Pipeline
Birdsboro Pipeline
Texas Eastern Pipeline
Link Lateral & Gathering
Columbia Pipeline

Growth Platforms

✓ Purposefully located in the best geology in North America
- Millennium Pipeline
- Bluestone Pipeline & Gathering
- Link* Lateral & Gathering
- NEXUS Pipeline

Michigan Assets

✓ Strategically located between Chicago and Ontario, Canada trading hubs
- Vector Pipeline
- Storage
- Gathering

* Includes Appalachia Gathering System (AGS) and 55% of Stonewall Gas Gathering (SGG)

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22 Focused on continued success in pipeline and gathering platforms • Earnings growth driven by both pipeline and gathering platforms • Pursuing additional investment opportunities Near-Term • Growth drivers – Further development of Link** Lateral & Gathering – NEXUS project operational and potential expansions – Additional Millennium and Bluestone development Long-Term Operating earnings* 2016 Actual $127 million 2017 Guidance $140-$150 million Operating earnings 2021 Target $195-$215 million Capital investment 2017-2021 $2.2-$2.8 billion ** Includes Appalachia Gathering System (AGS) and 55% of Stonewall Gas Gathering (SGG) * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

23 Power & Industrial Projects (P&I) overview $90M – $100M 2017 operating earnings* guidance Industrial energy services, renewable energy, and environmental controls 68 sites in 17 states $0.6B – $1.0B 5 year capital plan (2017-2021) 191 MW renewable plant capacity * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 191 MW renewable plant capacity

24 Operate three distinct business lines across the United States Renewable Energy Industrial Energy Services Reduced Emissions Fuel (REF) • Wood-fired power plants • Landfill gas to energy conversion • On-site utility services for industrial and commercial customers • Coke and pulverized coal for steel customers • Projects to reduce emissions from coal-fired plants • Utility contracted Typical contract 10-25 years Contract duration 14 years Typical contract 5-20 years Contract duration 6 years Contract duration 4.5 years

25 Focused on strategic opportunities for future growth Near-Term • Closed on two landfill gas projects • Finalize combined heat and power project • Pursue additional investment opportunities Long-Term Operating earnings* 2016 Actual $95 million 2017 Guidance $90-$100 million Operating earnings 2021 Target $100-$110 million Capital investment 2017-2021 $0.6-$1.0 billion • Identify and execute on additional asset acquisitions and utility-like projects • Recently announced projects cover approximately one-third of earnings growth needed to achieve 2021 target * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

26 • Overview • Long-Term Growth Update • Financial Update • Summary

27  Strong track record of meeting or exceeding original guidance; targeting 11th consecutive year in 2017  Operating EPS* growth target of 5% - 7%  Targeting ~7% dividend increases in 2018 and 2019 * Reconciliation to GAAP reported earnings included in the appendix Focus on continuing our strong financial performance (dollars per share) ** Growth segments midpoint (excludes Energy Trading) $5.25 Growth Segments $4.93 $5.31 Operating EPS Annualized dividend per share $5.28 $5.14 Growth Segments * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2017 Guidance** 2016 Original Guidance 2016 Actual $3.08 $3.30

28 Consistently provide value to shareholders * Source: Bloomberg (as of 5/31/2017) 2011 2012 2013 2014 2015 2016 2017 Annualized Dividend per Share $2.35 $3.30 Total Shareholder Return* (dollars per share) Over 100 consecutive years of paying dividends 131% 220% 91% 130% DTE Energy S&P 500 Utilities 10-YR5-YR Top quartile Top quartile of S&P 500 Utilities for 5 and 10 year periods

29 21% 2016 2017-2019E 51% 2016 2017-2019E Leverage* Funds from Operations** / Debt* Target 50% - 53% Target 20% + Cash flow and balance sheet remain strong * Debt excludes a portion of DTE Gas’ short-term debt and considers 50% of the junior subordinated notes and 100% of the convertible equity units as equity ** Funds from Operations (FFO) is calculated using operating earnings • Acquisition related equity of $675 million in late 2019 (through convertible equity units) ‒ No additional equity planned through 2019 • $2 billion of available liquidity at March 31, 2017

30 • Overview • Long-Term Growth Update • Financial Update • Summary

31 • On track to achieve 2017 operating EPS* guidance • Utility growth plan driven by infrastructure investments focused on improving reliability and the customer experience • Strategic and sustainable growth in non-utility businesses • Strong balance sheet metrics • EPS and dividend growth drive premium total shareholder return Summary * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

32 Appendix

33 2017 Guidance DTE Electric DTE Gas Gas Storage & Pipelines Power & Industrial Projects Corporate & Other Growth segments** Growth segments operating EPS Energy Trading DTE Energy Operating EPS Avg. Shares Outstanding $610 - $624 143 - 151 140 - 150 90 - 100 (64) - (60) $919 - $965 $5.12 - $5.38 $5 - $15 $924 - $980 179.5 $5.15 - $5.46 2016 Actuals $622 138 127 95 (59) $923 $5.14 $25 $948 179.5 $5.28 2017 operating EPS* guidance supports 5% - 7% growth (millions, except EPS) • 2017 operating EPS growth segment guidance midpoint growing 6.5% from 2016 original guidance of $4.93 • 2017 guidance assumes return to normal weather – 2016 included significant weather favorability at DTE Electric * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix ** Total DTE Energy excluding Energy Trading

34 2016 Actual 2017 Guidance DTE Electric Distribution infrastructure $567 $690 New generation 131 45 Replacement & other 805 725 $1,503 $1,460 DTE Gas Base infrastructure $177 $200 NEXUS related 94 90 Main replacement 124 145 $395 $435 Non-Utility $1,533 $900 - $1,100 Total $3,431 $2,795 - $2,995 2016 Actual 2017 Guidance Cash from operations $2.1 $1.9 Capital expenditures (3.4) (3.0) Free cash flow ($1.3) ($1.1) Asset sales & other - - Dividends (0.5) (0.6) Net cash ($1.8) ($1.7) Debt financing: Issuances $2.7 $1.7 Redemptions (0.9) - Change in debt $1.8 $1.7 Capital ExpendituresCash Flow (billions) (millions) Cash flow and capital expenditures guidance underpins growth target

35 Recognized by environmental, social and governance analysts for our sustainability efforts • Environmental Leadership ‒ Generation portfolio shift to gas and renewables (including one of the largest solar arrays east of the Mississippi) ‒ Greenhouse gas reduction program in place with targets and deadlines • Social / Corporate Citizenship ‒ Talent development, recruitment and retention programs ‒ Formal health and safety commitment ‒ Low-income customer programs ‒ Employee safety record continues positive momentum • Governance and Ethics ‒ 11 of 12 Board directors are independent ‒ Board includes separate Corporate Governance and Public Responsibility Committees ‒ Incentive plans are tied to safety and customer satisfaction targets Photo taken at DTE power plant nature reserve

36 Committed to producing cleaner energy 2005 2020 2030 2040 2050 Carbon emissions reduction goals -20% -45% -75% -80% Coal-free by 2040 Since 2005, we have reduced CO2 by 26%, SO2 by 76% and mercury emissions by 86% Generated more than 3.4 million MWh of renewable electricity in 2016

37 Positive trends continue with Michigan’s economy Source: IHS 15.0 15.5 16.4 22.7 23.5 2013 2014 2015 2016 2017E Housing Start Ups (000s) Lowest unemployment in Michigan since 2000 7th top state for business* Michigan has the highest number of manufacturing jobs since 2007** $407 $414 $421 $429 $437 2013 2014 2015 2016 2017E Gross State Product (billions) 7th best state to make a living in 2016*** * Source: CNBC ** Source: U.S. Department of Labor 8.5% 7.1% 5.4% 4.9% 4.9% 2013 2014 2015 2016 2017E *** Source: Forbes Unemployment Rate

38 DTE GasDTE Electric • Expect rate case filing in 1-2 years • 4Q 2016 order (U-17999) – $122 million – 10.1% ROE • Annual rate cases 2018+ • 1Q 2017 order (U-18014) – $184 million – 10.1% ROE • Filed rate case April 19, 2017 (U-18255) – Requested rate recovery: $231 million – Test year: November 1, 2017 to October 31, 2018 – Self implementation: November 2017 – Return on equity: 10.5% – Rate base: $15.4 billion – Rate of return: 5.57% Regulatory update

39 DTE Electric plans $8.4 billion of investments over the next 5 years with a focus on increasing customer reliability * Includes power reliability, existing generation maintenance, AMI, Ludington expansion and other investments ** Includes working capital and rate base associated with surcharges Targeting 6% - 7% growth(millions) $15.6B ~$20.9BYE Rate Base** $704M ~$923MDepreciation 2016A 2017E 2018E 2019E 2020E 2021E Distribution infrastructure New generation Replacement and other* 2017E - 2021E Total $2,000 $8,400 $3,200 $3,200 $1,503 $1,460 $1,700 $1,600 $1,800$1,840

40 Customer reliability will be improved through $1.8 billion of planned investments over the next 5 years at DTE Gas 2016A 2017E 2018E 2019E 2020E 2021E 2017E - 2021E Total Base infrastructure Main replacement* NEXUS related $1,800 $100 $700 $1,000 $3.7B ~$5.1B - $5.2BYE Rate Base** $104M ~$154MDepreciation ** Includes working capital $395 $435 $375 $330 $330 $330 * Includes main renewal, meter move-out and pipeline integrity (millions) Targeting 7% - 8% growth

Reconciliation of reported to operating earnings (non-GAAP)

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings are presented both with and without Energy Trading. The term "Growth Segments" refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward.

2016 Actual — **Net Income (millions)***

After-tax items:	DTE Electric	DTE Gas	Gas Storage and Pipelines	Power and Industrial Projects	Corporate and Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$ 622	$ 138	$ 119	$ 95	$ (61)	$ 913	$ (45)	$ 868
Plant closure	-	-	-	-	-	-	-	-
Link	-	-	8	-	2	10	-	10
Certain mark-to-market transactions	-	-	-	-	-	-	70	70
Operating Earnings	$ 622	$ 138	$ 127	$ 95	$ (59)	$ 923	$ 25	$ 948

2016 Actual — **EPS****

After-tax items:	DTE Electric	DTE Gas	Gas Storage and Pipelines	Power and Industrial Projects	Corporate and Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$ 3.47	$ 0.77	$ 0.66	$ 0.53	$ (0.35)	$ 5.08	$ (0.25)	$ 4.83
Plant closure	-	-	-	-	-	-	-	-
Link			0.05		0.01	0.06		0.06
Certain mark-to-market transactions	-	-	-	-	-	-	0.39	0.39
Operating Earnings	$ 3.47	$ 0.77	$ 0.71	$ 0.53	$ (0.34)	$ 5.14	$ 0.14	$ 5.28

* Total tax impact of adjustments to reported earnings: $51m

** Total tax impact of adjustments to reported EPS: $0.29

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42 Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to- market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to- market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Reconciliation of reported to operating earnings (non-GAAP)